UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

SUNRUN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  For complete information and to vote, visit www.ProxyVote.com  Control #  V90018-P45746  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  Vote Virtually at the Meeting*  May 28, 2026  8:30 a.m. Pacific Time  Virtually at: www.virtualshareholdermeeting.com/RUN2026  You invested in SUNRUN INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 28, 2026 at 8:30 a.m. Pacific Time at www.virtualshareholdermeeting.com/RUN2026.  Get informed before you vote  View the Notice and Proxy Statement and our Annual Report on Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 14, 2026. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  SUNRUN INC.  600 CALIFORNIA STREET, SUITE 1800 SAN FRANCISCO, CA 94108  SUNRUN INC.  2026 Annual Meeting  Vote by May 27, 2026  11:59 PM ET

 Vote at www.ProxyVote.com  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Lynn Jurich 06) Mary Powell  Alan Ferber 07) Katherine August-deWilde  John Trinta 08) Sonita Lontoh  Leslie Dach 09) Craig Cornelius  Edward Fenster  2. Advisory proposal of the compensation of our named executive officers (“Say-on-Pay”).  For  3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.  For  NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.  THIS IS NOT A VOTABLE BALLOT  This communication presents only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.  Voting Items  Board Recommends  V90019-P45746